United Waste Systems, Inc.
Common Stock, par value $.001 per share


Underwriting Agreement
March 3, 1997
To the Representatives of the several
   Underwriters named in the respective
   Pricing Agreements hereinafter described.
Ladies and Gentlemen:
     From time to time United Waste Systems, Inc., a Delaware corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing
Agreement and the securities specified therein) certain shares of its Common Stock, par value $.001 per share (the "Shares"), specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Firm Shares"). If specified in such Pricing Agreement, the Company may grant to the Underwriters the right to purchase at their election an additional number of shares, specified in such Pricing Agreement as provided in Section 3 hereof (the "Optional Shares"). The Firm Shares and the Optional Shares, if any, which the Underwriters elect to purchase pursuant to
Section 3 hereof are herein collectively called the "Designated
Shares".
     The terms and rights of any particular issuance of Designated Shares shall be as specified in the Pricing Agreement relating thereto.
     1. Particular sales of Designated Shares may be made from time to time to the Underwriters of such Shares, for whom the firms designated as representatives of the Underwriters of such Shares in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Shares or as an obligation of any of the Underwriters to purchase any of the Shares. The obligation of the Company to issue and sell any of the Shares and the obligation of any of the Underwriters to purchase any of the Shares shall be evidenced by the Pricing Agreement with respect to the Designated Shares specified therein. Each Pricing Agreement shall specify the aggregate number of the Firm Shares, the maximum number of Optional Shares, if any, the initial public offering price of such Firm and Optional Shares or the manner of determining such price, the purchase price to the Underwriters of such Designated Shares, the names of the Underwriters of such Designated Shares, the names of the Representatives of such Underwriters, the number of such Designated Shares to be purchased by each Underwriter and the commission, if any, payable to the Underwriters with respect thereto and shall set forth the date, time and manner of delivery of such Firm and Optional Shares, if any, and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the registration statement and prospectus with respect thereto) the terms of such Designated Shares. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.
     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:
       (a) A registration statement on Form S-3 (File No. 333-19029) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration
   Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement but including all documents incorporated by reference in the prospectus included therein, to the Representatives for each of the other Underwriters have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the " Securities Act"), which became effective upon filing, no other document with respect to the Initial
   Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, or document incorporated by reference therein has heretofore been filed, or transmitted for filing, with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, each in the form heretofore delivered to the Representatives); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424 under the Securities Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule
   462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration
   Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Shares, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary
   Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Securities Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended
   (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the initial effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);
       (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;
       (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares;
       (d) The only subsidiaries (as defined in the rules and regulations under the Securities Act) of the Company are the subsidiaries listed on Annex II to this Agreement (the "subsidiaries") and certain inactive subsidiaries. Except for
   (i) any rights the Company may have relating to its former interest in Ham Sanitary Landfill, Inc. and MAH Equipment Corporation, (ii) the stock of the subsidiaries, (iii) an indirect 50% interest in TMM Transfer Stations and Landfills, L.T.D., an Israeli limited liability company, which itself holds a 50% interest in an Israeli limited partnership, (iv) a minority equity interest in VHG, Inc., which has the exclusive right to collect waste in a town in Minnesota, (v) long-term debt securities representing obligations not in excess of $500,000 in the aggregate, acquired by the Company as part of the assets of acquired businesses, and (vi) as disclosed in the Prospectus as amended or supplemented, the Company does not own, and at any Time of Delivery (as defined herein) will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity;
       (e) Subsequent to the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which has had a material and adverse affect on the Company and its subsidiaries taken as a whole, or the management, business, properties, business prospects, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole (a "Material
   Adverse Effect"), other than as set forth in or contemplated by the Prospectus as amended or supplemented. Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, as it may be amended or supplemented, there has not been (i) any declaration or payment of any dividends or other distributions with respect to the capital stock of the Company, (ii) any default in the payment of principal or interest on any material outstanding indebtedness of the Company or any of its subsidiaries, (iii) any change in the capital stock of the Company other than pursuant to the exercise of options or warrants to acquire Shares outstanding on the date of this Agreement or the conversion into Shares of convertible debt outstanding on the date of this Agreement, or in the long-term debt or obligations under capital leases of the Company or any of its subsidiaries other than as a result of (A) additional long-term debt or capital lease obligations assumed by the Company in connection with acquisitions of businesses, properties or assets, (B) issuances of Shares expressly permitted by Section 5(d), (C) repayments of outstanding indebtedness under the Company's existing $190 million revolving credit facility with a bank syndicate led by The
   First National Bank of Boston and the Bank of America,
   Illinois (the "Credit Facility"), (D) net additional borrowings under the Credit Facility not exceeding $40 million, (E) repayments with respect to such capital leases,
   (F) scheduled repayments, when due, of other long-term indebtedness outstanding as set forth or incorporated in the Prospectus as amended or supplemented not to exceed $25 million in the aggregate or (G) conversion of convertible debt outstanding on the date of this Agreement, (iv) except as contemplated by the Prospectus as amended or supplemented, any material adverse change, or a development known to the Company involving a prospective material adverse change, in or affecting the management, business, prospects, condition
   (financial or otherwise), stockholders' equity, or results of operations of the Company and its subsidiaries, taken as a whole or (v) any material transaction entered into by the Company or any of its subsidiaries, other than transactions in the ordinary course of business and changes and transactions contemplated by the Prospectus as amended or supplemented. To the best knowledge of the Company, neither the Company nor any of its subsidiaries has any contingent obligations which are required to be disclosed and are not disclosed in the Prospectus as amended or supplemented which would be reasonably likely to have a Material Adverse Effect;
       (f) The Company and each of its subsidiaries have good and marketable title to all properties and assets described in the Prospectus as amended or supplemented as owned by them, in each case free and clear of all liens, charges, encumbrances or restrictions, except such liens, charges, encumbrances or restrictions as are described in the Prospectus as amended or supplemented or are not material to the business of the Company and its subsidiaries, taken as a whole, or do not and would not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries taken as a whole. Each of the Company and its subsidiaries has valid, subsisting and enforceable leases for the properties described in the Prospectus as amended or supplemented as leased by it, with such exceptions as are not material to the business of the Company and its subsidiaries, taken as a whole, or do not and would not materially interfere with the use made and proposed to be made of such properties by the Company and such subsidiaries taken as a whole;
       (g) The Shares have been duly and validly authorized, and, when the Firm Shares are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Shares and, in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 3 hereof) with respect to such Shares, such Designated Shares will be duly and validly issued and fully paid and non-assessable; the Shares conform to the description thereof contained in the Registration Statement and the Designated
   Shares will conform to the description thereof contained in the Prospectus as amended or supplemented with respect to such Designated Shares;
       (h) The issue and sale of the Shares in the manner contemplated in this Agreement and the Prospectus as amended or supplemented, and the compliance by the Company with all of the provisions of this Agreement, any Pricing Agreement and each Over-allotment Option, if any, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the acceleration of any obligation under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action require any waiver, consent or approval under any such agreement or instrument, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, any Pricing Agreement or any Over-allotment Option except for the registration of the Shares under the Securities Act, the qualification of the Shares for quotation on the Nasdaq National Market and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;
       (i) The statements set forth in the Prospectus as amended or supplemented under the caption "Description of Preferred Stock", "Description of Common Stock" and
   "Description of Warrants" insofar as they purport to constitute a summary of the terms of the capital stock of the Company, and the documents and laws therein described, and under the caption "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate in all material respects and do not omit any material fact;
       (j) Other than as set forth or contemplated in the Prospectus as amended or supplemented or to the extent not required to be included in or incorporated in the Prospectus as amended or supplemented: (i) the Company and its subsidiaries are in compliance with all rules, laws and regulations relating to the generation, use, discharge, treatment, storage and disposal of pollutants, hazardous or toxic substances, land use and protection of health or the environment ("Environmental Requirements") which are applicable to their respective businesses, (ii) neither the Company nor any of its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Requirements, (iii) no property which is owned, leased or occupied by the Company or any of its subsidiaries has been included on a state inventory or list of contaminated sites which may require investigation and/or remediation that is similar to the list denominated as the "National Priority List" maintained by the United States Environmental Protection Agency pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended
   (42 U.S.C. Subsection 9601, et seq.). No property which is owned, leased or occupied by the Company or any of its subsidiaries has been listed as a Superfund site on such "National Priority List";
       (k) The Company is not, and is not, directly or indirectly, controlled by, an investment company that is or is required to be registered under the United States Investment Company Act of 1940, as amended (the "Investment Company
   Act");
       (l) None of the holders of outstanding shares of capital stock of the Company and no other person has or will have any preemptive or other rights to purchase, subscribe for or otherwise acquire (i) the Shares or any rights to such Shares or (ii) as a result of or in connection with the transactions contemplated by this Agreement, any other capital stock of the Company or rights thereto; and no holder of securities of the Company has rights, pursuant to any agreement with the Company or otherwise, to register such securities under any registration statement filed with the Commission except as otherwise disclosed in the Prospectus as amended or supplemented, except for (A) registration rights provided for in the Agreement identified as Exhibit 10-12 to the Company's annual report on Form 10-K for the fiscal year ended December
   31, 1995 (the "Form 10-K") and in the registration rights agreement dated February 13, 1997 with D. Gibbson and B.
   Weddle and (B) registration rights, if any, granted by the Company in connection with any issuance of Shares permitted pursuant to Section 5(d) (it being understood that the Company has contractual obligations to maintain the effectiveness of various effective registration statements that the Company has heretofore filed pursuant to registration rights agreements with various holders of its securities);
       (m) Each of the directors and executive officers of the Company has entered into a written agreement with the Company in the form of Annex III hereto (each such agreement, a "Lock-up Agreement"), and executed originals of each Lock-up Agreement have been delivered to you;
       (n) The Company and each of its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation.
   The Company and each of its subsidiaries has full corporate power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and to conduct its business as described in the Prospectus as amended or supplemented. The Company and each of its subsidiaries is duly licensed or qualified to do business and in good standing as a foreign corporation in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified does not have a Material
   Adverse Effect. Complete and correct copies of the certificate of incorporation and of the by-laws of the Company and each of its subsidiaries and all amendments thereto have been delivered to, or have been made available for inspection by, the Representatives, and (except as contemplated by the Prospectus as amended or supplemented) no changes in the certificate of incorporation or by-laws of the Company will be made subsequent to the date hereof and prior to the earlier of
   (i) the expiration of the Underwriters' overallotment option, or (ii) the Second Time of Delivery (as defined below);
       (o) The Company has authorized capital stock as set forth in or contemplated by the Prospectus as amended or supplemented. The outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive or similar right.
   The Designated Securities, when issued and delivered pursuant to this Agreement, will be sold free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest and, at each Time of Delivery, will conform to the description of the Shares contained in the Prospectus as amended or supplemented. No preemptive right, co-sale right, registration right, right of first refusal or other similar right of stockholders (in each case granted or agreed to by the Company or by which the Company is or may be bound), exists or will exist at any Time of Delivery with respect to any of the Shares, other than (A) registration rights provided for in the Agreement identified as Exhibit 10-12 to the Form
   10-K and in the registration rights agreement dated February
   13, 1997 with D. Gibbson and B. Weddle and (B) registration rights, if any, granted by the Company in connection with any issuance of Shares permitted pursuant to Section 5(d) hereof
   (it being understood that the Company has contractual obligations to maintain the effectiveness of various effective registration statements that the Company has heretofore filed pursuant to registration rights agreements with various holders of its securities). All issued and outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase shares and, except as disclosed in the Prospectus as amended or supplemented, are owned of record and beneficially by the Company free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Form 10-K accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights. The description of the capital stock of the Company in the Prospectus as amended or supplemented is, and at each Time of Delivery will be, complete and accurate in all respects. Except as set forth in the Prospectus as amended or supplemented, except for options issued in the ordinary course after the date hereof under the Company's existing stock option plans and except as otherwise permitted by Section 5(d), the Company does not have outstanding, and at each Time of Delivery will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any Shares, any shares of capital stock of any subsidiary or any such warrants, convertible securities or obligations;
       (p) The historical financial statements, selected financial information and related notes and schedules of the Company in the Prospectus as amended or supplemented present fairly the consolidated financial condition of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows of the Company and its subsidiaries for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise disclosed in the Prospectus as amended or supplemented. All historical financial statements and schedules of the Company required to be included in the Form 10-K under the Exchange Act or the rules and regulations thereunder are included therein. Ernst
   & Young (the "Accountants"), who have reported on the historical financial statements and schedules, are independent accountants with respect to the Company as required by the Exchange Act and the rules and regulations thereunder. No financial statements or schedules of any of the Company's subsidiaries are required to be included or incorporated by reference in the Form 10-K. The condensed pro forma financial statements and related notes and schedules included or incorporated by reference in the Prospectus as amended or supplemented have been properly compiled in all material respects on the basis of the transactions and assumptions discussed therein, the pro forma adjustments to the historical figures have been properly applied to such figures and such pro forma presentations comply with the applicable accounting requirements of the Commission (it being understood that such pro forma financial statements have been prepared on an aggregate basis);
       (q) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization;
   (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;
       (r) Except as set forth in the Prospectus as amended or supplemented, there are no actions, suits or proceedings pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers in their capacity as such or of which any property of the Company or any of its subsidiaries is the subject, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would have a Material Adverse
   Effect;
       (s) Except as set forth in the Prospectus as amended or supplemented, the Company and each of its subsidiaries has (i) all governmental licenses, franchises, permits, consents, orders, approvals and other authorizations (collectively, "permits") required in connection with its business as contemplated in the Prospectus as amended or supplemented
   (except where the failure to have any such permit would not be reasonably likely to have a Material Adverse Effect),
   (ii) fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such permit, except where any such revocation or termination would not be reasonably likely to have a Material Adverse Effect,
   (iii) complied with all laws, regulations and orders applicable to it or its business, except where such noncompliance would not be reasonably likely to have a Material Adverse Effect, and (iv) performed all its material obligations required to be performed by it, and is not, and at any Time of Delivery will not be, in default in any material respect, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which it is a party or by which its property is bound or affected except for defaults that would not be reasonably likely to have a Material Adverse Effect, would not affect the validity of the Shares or affect the transactions contemplated by this Agreement. Except as set forth in the Prospectus as amended or supplemented, to the best knowledge of the Company, no other party under any contract or other agreement to which the Company or any of its subsidiaries is a party is in default in any respect thereunder, except for defaults that would not be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in violation of any provision of its certificate of incorporation or by-laws;
       (t) Each contract of the Company or any of its subsidiaries that is an exhibit to the Form 10-K has been duly authorized, executed and delivered by the Company or such subsidiary and constitutes a valid and binding agreement of the Company or such subsidiary and is enforceable against the Company or such subsidiary in accordance with the terms thereof;
       (u) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriters was or will be, when made, inaccurate, untrue or incorrect in any material respect;
       (v) Neither the Company nor any of its directors, officers or, to the best knowledge of the Company, controlling persons has taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Exchange Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
       (w) Neither the Company nor any of its subsidiaries is involved in any material labor dispute nor, to the knowledge of the Company, is any such dispute threatened;
       (x) The Company and its subsidiaries own, or are licensed or otherwise have the full right to use, all material trademarks and trade names which are used in or necessary for the conduct of the businesses of the Company and its subsidiaries, taken as a whole, as described in the Prospectus as amended or supplemented. The Company has not received any notice of, and does not otherwise have knowledge of, any claims that have been asserted by any person to the use of any such trademarks or trade names or challenging or questioning the validity or effectiveness of any such trademark or trade name. The use, in connection with the business and operations of the Company and its subsidiaries of such trademarks and trade names does not, to the Company's knowledge, infringe on the rights of any person;
       (y) Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Form 10-K and not so disclosed;
        (z) The Company and each of its subsidiaries has completed in accordance with applicable laws and tax accounting rules consistently applied and has filed all necessary federal, state and foreign income and franchise tax returns (subject to any applicable extensions for filing thereof) and has paid all taxes and assessments shown as due thereon; and the Company has no knowledge of any tax deficiency which has been asserted or threatened against the Company or any of its subsidiaries which could have a Material Adverse Effect. All tax liabilities are adequately provided for on the books of the Company and its subsidiaries in accordance with generally accepted accounting principles;
        (aa) The accounts receivable of the Company and each of its subsidiaries at December 31, 1996 arose in the ordinary course of business and represented bona fide claims against debtors for goods or services sold or provided to such debtors in accordance with valid purchase orders or instructions, and the Company knows of no reasonable basis on which any material amount of such accounts receivable could be disavowed by the debtors;
        (bb) Neither the Company nor any of its subsidiaries, since acquired by the Company, or, to the best knowledge of the Company, any subsidiary prior to being acquired by the Company, has directly or indirectly, at any time during the past five years (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal, state or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions;
        (cc) All documents delivered or to be delivered by the Company or any of its directors, officers or controlling persons with respect to the offering contemplated by the Prospectus as amended or supplemented to the Underwriters or any state securities law administrator in connection with the issuance and sale of the Shares were on the dates on which they were delivered or will be on the dates on which they are delivered, true, complete and correct in all material respects (except to the extent that incorrect information was subsequently corrected prior to the date hereof);
        (dd) Any certificate signed by any officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty of the Company to the Underwriters as to the matters covered thereby. Any certificate delivered by the Company to its counsel for purposes of enabling such counsel to render the opinions referred to in Section 7 will also be furnished to the Representatives and counsel for the Underwriters and shall be deemed to be additional representations and warranties of the Company to the Underwriters as to the matters covered thereby;
        (ee) The Company believes that, except as otherwise disclosed in the Prospectus as amended or supplemented, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and the Company does not have any reason to believe that it and its subsidiaries will not be able to renew existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a cost that would not have a Material Adverse
   Effect, except that no representation and warranty is made pursuant to this Section 2(ee) with respect to environmental liability insurance;
        (ff) There is no information relating to future capital expenditures that the Company or any of its subsidiaries will be required to make with respect to their respective existing operations in order to comply with Environmental Requirements which is required to be described in the Prospectus as amended or supplemented and is not so described;
        (gg) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of the families of any of them required to be disclosed in the Prospectus as amended or supplemented which are not so disclosed;
     3. Upon the execution of the Pricing Agreement applicable to any Designated Shares and authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.
     The Company may specify in the Pricing Agreement applicable to any Designated Shares that the Company thereby grants to the Underwriters the right (an "Overallotment Option") to purchase at their election up to the number of Optional Shares set forth in such Pricing Agreement, on the terms set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company, given within a period specified in the Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than or later than the respective number of business days after the date of such notice set forth in such Pricing Agreement.
     The number of Optional Shares to be added to the number of Firm Shares to be purchased by each Underwriter as set forth in
Schedule I to the Pricing Agreement applicable to such Designated Shares shall be, in each case, the number of Optional Shares which the Company has been advised by the Representatives have been attributed to such Underwriter; provided that, if the Company has not been so advised, the number of Optional Shares to be so added shall be, in each case, that proportion of Optional Shares which the number of Firm Shares to be purchased by such Underwriter under such Pricing Agreement bears to the aggregate number of Firm Shares (rounded as the Representatives may determine to the nearest 100 shares). The total number of Designated Shares to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the aggregate number of Firm Shares set forth in Schedule I to such Pricing Agreement plus the aggregate number of Optional Shares which the Underwriters elect to purchase.
     4. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter pursuant to the Pricing
Agreement relating thereto, in the form specified in such Pricing Agreement and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in the funds specified in such Pricing Agreement, (i) with respect to the Firm Shares, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional Shares, or at such other time and date as the Representatives and the Company may agree upon in writing, such time and date, if not the First
Time of Delivery, herein called the "Second Time of Delivery".
Each such time and date for delivery is herein called a "Time of Delivery".
     5. The Company agrees with each of the Underwriters of any Designated Shares:
       (a) To prepare the Prospectus as amended and supplemented in relation to the applicable Designated Shares in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated
   Shares or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Shares and prior to any Time of Delivery for such Shares which shall be reasonably disapproved by the Representatives for such Shares promptly after reasonable notice thereof (provided that the foregoing shall not apply to the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 after the First Time of Delivery) ; to advise the Representatives promptly of any such amendment or supplement after any Time of Delivery for such Shares and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Shares, of the suspension of the qualification of such Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Shares or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;
       (b)   Prior to 10:00 a.m., New York City time, on the New
   York Business Day next succeeding the date of the Pricing Agreement, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may from time to time reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;
       (c) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities
   Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with
   Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);
       (d) (i) During the period beginning from the date of the Pricing Agreement for such Designated Shares and continuing to and including the date 90 days after the date of such Pricing Agreement, not to offer, sell, contract to sell or otherwise dispose of, or file a registration statement (except for a registration statement relating to the securities permitted to be issued pursuant to clauses (x), (y) or (z) below) with respect to, any Shares, any securities of the Company substantially similar to the Shares or any securities of the Company convertible into or exchangeable or exercisable for Shares or any such substantially similar securities (any such securities, a "Covered Security"), other than (x) pursuant to employee stock option plans existing as of the date hereof (as such plans may hereafter be amended with shareholder approval) or in connection with other employee incentive compensation arrangements consistent with past practice, or upon the exercise of options heretofore or hereafter granted pursuant to such plans or arrangements, (y) upon the conversion of convertible securities or exercise of warrants or options, in each case as outstanding on the date hereof, or (z) Shares or Covered Securities issued as consideration for acquisitions of businesses, properties or assets; and (ii) that it will use reasonable efforts to cause each person who has entered into a Lock-up Agreement to comply therewith, will not grant any waivers or consents to non-compliance therewith and will enforce its rights under each such agreement, in each case unless and to the extent that it shall have obtained the prior written consent of Goldman, Sachs & Co.; and
       (e) During a period of five years from the date of the Prospectus, as amended or supplemented with respect to the Designated Shares, to furnish to you, upon request, copies of all reports mailed to stockholders, together with the exhibits thereto, and copies of any reports filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, together with the exhibits thereto.
       (f) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.
     6. The Company covenants and agrees with the several
Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
(ii) the cost of printing or producing (not including fees of counsel to the Underwriters) any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) the cost of preparing certificates for the Shares;
(iv) the cost and charges of any transfer agent or registrar or dividend disbursing agent; and (v) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.
     7. The obligations of the Underwriters of any Designated
Shares under the Pricing Agreement relating to such Designated
Shares shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Shares are, at and as of each Time of Delivery for such Designated Shares, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:
       (a) The Prospectus as amended or supplemented in relation to such Designated Shares shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with
   Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of the Pricing Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;
       (b) Sullivan & Cromwell, counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated each Time of Delivery for such Designated
   Shares, with respect to the incorporation of the Company, the Designated Shares, this Agreement and the Pricing Agreement and the Prospectus as amended or supplemented as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;
       (c) Ehrenreich & Krause, counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex V;
       (d) Proskauer Rose Goetz & Mendelsohn LLP, special environmental counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex VI;
       (e) On the date of the Pricing Agreement for such Designated Shares and at each Time of Delivery for such Designated Shares, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex V hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;
       (f) Since the respective dates as of which information is given in the Prospectus as amended or supplemented,
   (i) there shall not have been an adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Prospectus as amended or supplemented,
   (ii) there shall not have been any change in the capital stock of the Company other than pursuant to the exercise of options or warrants to acquire Shares outstanding on the date of this Agreement or the conversion into Shares of convertible debt outstanding on the date of this Agreement or in the long-term debt, or obligations under capital leases, of the Company or any of its subsidiaries other than as a result of (A) additional long-term debt or capital lease obligations assumed by the Company in connection with acquisitions of businesses, properties or assets, (B) issuances of Shares expressly permitted by Section 5(d) hereof, (C) repayments of outstanding indebtedness under the Credit Facility, (D) additional net borrowings under the Credit Facility not exceeding $40 million, (E) repayments with respect to such capital leases, (F) scheduled repayments, when due, of other long-term indebtedness outstanding as set forth in the Prospectus as amended or supplemented, not to exceed
   $25 million in the aggregate, or (G) conversion of convertible debt outstanding on the date of this Agreement, and (iii) neither the Company nor any of its subsidiaries shall have sustained any loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Prospectus as amended or supplemented, if in the judgment of the Representatives any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriters on the terms and in the manner contemplated by the Prospectus as amended or supplemented;
       (g) Since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a Material Adverse
   Effect;
       (h) On or after the date of the Pricing Agreement relating to the Designated Shares, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and
   (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;
       (i) On or after the date of the Pricing Agreement relating to the Designated Shares, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York
   Stock Exchange or on the Nasdaq National Market; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities;
   (iv) the outbreak or the escalation of hostilities involving the United States or the declaration by the United States, on or after the date hereof, of a national emergency or war; or
   (v) the occurrence of any change in national or international financial, political or economic conditions or currency exchange rates or controls, if the effect of any event specified in clause (iv) or (v) above, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares being issued at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented;
       (j)   There shall have occurred no breach of any Lock-up
   Agreement;
       (k) The Shares at each Time of Delivery shall have been duly listed for quotation on the Nasdaq National Market;
       (l) The Company shall have complied with the provisions of Section 5(b) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement; and
       (m) The Company shall have furnished or caused to be furnished to the Representatives at each Time of Delivery for the Designated Shares certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a), (f) and (g) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)
arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Shares through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Shares.
     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities
(or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the
statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any
Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Shares, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.
     (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection.  In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.
No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all
liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).
     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Shares on the other from the offering of the Designated Shares to which such loss, claim, damage or liability (or action in respect thereof) relates.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the
Designated Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and the
Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable
Designated Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Shares in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Shares and not joint.
     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.
     9. (a)  If any Underwriter shall default in its obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase under the Pricing Agreement relating to such Shares, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Shares on the terms contained herein.  If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone a Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the reasonable opinion of the Representatives may thereby be made necessary.  The term "Underwriter" as used in this Agreement shall include any person substituted under this
Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated
Shares.
     (b) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives
and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Shares and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase under such Pricing Agreement) of the Firm Shares or Optional Shares, as the case may be, of such defaulting
Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting
Underwriter from liability for its default.
     (c) If, after giving effect to any arrangements for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by the Representatives
and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of the Firm Shares or Optional Shares, as the case may be, to be purchased at the respective Time of Delivery, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Firm Shares or the
Over-allotment Option relating to such Optional Shares, as the case may be, shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as
provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation
(or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the
Shares.
     11. If any Pricing Agreement or Over-allotment Option shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Firm Shares or Optional Shares with respect to which such Pricing Agreement shall have been terminated except as provided in Sections
6 and 8 hereof; but, if any Pricing Agreement or Over-allotment
Option shall be terminated by the Company pursuant to any other provision hereof or if the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability of the Company to perform its obligations hereunder, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Shares, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Shares except as provided in Sections 6 and 8 hereof.
     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Shares shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or
facsimile transmission to United Waste Systems, Inc., Four
Greenwich Office Park, Greenwich, Connecticut 06830, Attention:
Bradley S. Jacobs, facsimile transmission no. (203) 622-6080, with copies to Oscar Folger, Esq., 521 Fifth Avenue, 24th Floor, New
York, New York 10175, facsimile transmission no. (212) 697-9570, and Ehrenreich & Krause, 1140 Avenue of the Americas, New York, New York 10036, Attention: Joseph Ehrenreich, Esq., facsimile transmission no. (212) 302-6154; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be
delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.
     14. Time shall be of the essence of each Pricing Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.
     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.
                                      Very truly yours,
                                      United Waste Systems,
                                      Inc.
                                      By:  /s/ Michael J. Nolan

                                        Name: Michael J. Nolan
                                        Title: Chief Financial
                                                Officer

ANNEX I
                       Pricing Agreement
[Name and Address of the Underwriters]
                                                         , 19..
Ladies and Gentlemen:
     United Waste Systems, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated March 3, 1997 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Shares specified in Schedule II hereto (the "Designated Shares" consisting of Firm Shares and any Optional Shares the Underwriters may elect to purchase). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Shares which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Shares pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth in Schedule II hereto.
     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Shares, in the form heretofore delivered to you is now proposed to be filed with the Commission.
     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the purchase price to the Underwriters set forth in
Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.
     The Company hereby grants to each of the Underwriters the right to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Pricing Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company otherwise agree in writing, no earlier than one or later than ten business days after the date of such notice.
     If the foregoing is in accordance with your understanding, please sign and return to us [one for the Company and one for each of the Representatives plus one for each counsel] counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.
                                 Very truly yours,
                                 United Waste Systems, Inc.
                                 By:
                                   Name:
                                   Title:
Accepted as of the date hereof:
[Names of Representatives]

By: . . . . . . . . . . . . . . .
Name:
Title:

   On behalf of each of the Underwriters
SCHEDULE I

                                                  Maximum Number
                                                   of Optional
                                   Number of       Shares Which
                                  Firm Shares       May be
    Underwriter                to be Purchased     Purchased
[Names of Representatives]



[Names of other Underwriters]

Total
SCHEDULE II
                   Title of Designated Shares:
Number of Designated Shares:
   Number of Firm Shares:
   Maximum Number of Optional Shares:
Initial Offering Price to Public:
   [$........ per Share] [Formula]
Purchase Price by Underwriters:
   [$........ per Share] [Formula]
[Commission Payable to Underwriters:
$........ per Share in [specify same form of funds as in Specified
Funds below]]
Form of Designated Shares:
Definitive form, to be made available for checking [and packaging] at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]
Specified Funds for Payment of Purchase Price:
Wire transfer of same day funds
Time of Delivery:
 ......... a.m. (New York City time), .................., 19..
Closing Location:
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
Names and Addresses of Representatives:
   Designated Representatives:
   Address for Notices, etc.:
[Other Terms] :

                                                         ANNEX II

                           Subsidiaries
   Those corporations which are indented represent subsidiaries of the corporation under which they are indented.




Names                                 State of Incorporation
Able Sanitation, Inc.                 Michigan
  United Waste Sytems of
    Central Michigan, Inc.            Michigan
A-1 Transfer, Incorporated            Colorado
Estes Park Investments, Inc.               Colorado
M & S Investments, Inc.                    Colorado
Anderson-Cottonwood Disposal
  Services, Inc.                      California
C & L Disposal Co., Inc.                   California
Colusa Solid Waste & Recycling, Inc.  California
Corning Disposal Service, Inc.        California
Nevada City Garbage Service, Inc.          California
Clayton-Ward Company, Inc.            California
Great Northern Sanitary, Inc.              California
S & L Total Waste Systems, Inc.       Nevada
Benson Brothers Disposal, Inc.        New York
Cannel Marina Corporation             California
Neal Road Landfill Corporation        California
Jolon Road Landfill Corporation       California
Cal Sanitation Services, Inc.              California
Portable Site Services, Inc.               California
CDF Consolidated Corporation               Illinois
Central Sanitary Landfill, Inc.       Michigan
Cheshire Sanitation, Inc.             New Hampshire
Colorado Waste Services, Inc.              Colorado
Commercial Disposal Co., Inc.              Massachusetts
Connecticut Valley Sanitary Waste
  Disposal, Inc.                      Massachusetts
DSI of Shawano County, Inc.           Wisconsin
Dafter Sanitary Landfill, Inc.        Michigan
Dakota Resource Recovery, Inc.        Minnesota
Dietrich Sanitary Service, Inc.       North Dakota
Laurel Ridge Landfill, Inc.           Kentucky
G&W Disposal, Inc.                         Kentucky
    G&W Recycling, Inc.                    Kentucky
Glen's Sanitary Landfill, Inc.        Michigan
HCS Sanitation, Inc.                  North Dakota
Harland's Sanitary Landfill, Inc.          Michigan
Holyoke Sanitary Landfill, Inc.       Massachusetts
Jahner Sanitation, Inc.                    North Dakota
Jones Sanitation, Inc.                Kentucky
K and W Landfill, Inc.                Michigan
Kelly Run Sanitation, Inc.            Pennsylvania
Ken's Pickup Service, Inc.            Michigan
Knutson Services, Inc.                Minnesota
     Knutson Material Recovery
       Facility, Inc.                 Minnesota
Landfill Systems, Inc.                New Mexico
Landfill Hauling Systems, Inc.        New Mexico
McDaniel Landfill, Inc.                    North Dakota
Midwest Sanitation Service, Inc.      North Dakota
Northern A-1 Sanitation Services, Inc.     Michigan
Omega One Waste, Inc.                 Arizona
PRTR, Inc.                            Massachusetts
Pando Disposal Services Corporation   Colorado
Pak'M Roll-Off Services, Inc.              Colorado
Peninsula Sanitation, Inc.            Michigan
RCI Clinton, Inc.                     Massachusetts
RCI Hudson, Inc.                      Massachusetts
Re-Cy-Co, Inc.                             Minnesota
Resource Control Composting, Inc.          Massachusetts
Resource Control, Inc.                Massachusetts
     UWS Barre, Inc.                  Massachusetts
Rhinelander Disposal Service, Inc.         Wisconsin
Roska Route, Inc.                     Michigan
Saline County Landfill, Inc.               Illinois
Salinas Disposal Service, Inc.        California
Rural Dispos-All Service, Inc.        California
     Lewis Road Disposal Site, Inc.   California
     Johnson Canyon Road Disposal
       Site, Inc.                     California
Madison Lane Properties, Inc.              California
Standard Methods, Inc.                Massachusetts
Suburban Sanitation Company           Kentucky
Tri-County Land Corp.                 Kentucky
UWS Acquisition, Inc.                 Massachusetts
UWS Surety, Inc.                      Vermont
UWS of Rhode Island, Inc.             Rhode Island
United Landfill, Inc.                 West Virginia
United Waste Systems, Inc.            Minnesota
United Waste Systems, Inc.            Arizona
     Baker's Rural Sanitation, Inc.   Colorado
     Burbridge Trash Service, Inc.         Colorado
United Waste Systems (Israel), Inc.   Delaware
United Waste Systems Leasing, Inc.         Michigan
United Waste Systems New Mexico, Inc. California
United Waste Systems of California, Inc.California
United Waste Systems of Corbin, Inc.  Kentucky
   Tri-Country Sanitary Landfill, Inc.Kentucky
United Waste Systems of Gardner, Inc. Massachusetts
United Waste Systems of Grand
  Rapids, Inc.                             Michigan
United Waste Systems of Iowa, Inc.         Iowa
   Central Disposal Systems, Inc.     Iowa
   Peterson Demolition, Inc.          Minnesota
United Waste Systems of Kentucky, Inc.     Kentucky
United Waste Systems of
  Massachusetts, Inc.                 Massachusetts
United Waste Systems of Michigan, Inc.     Michigan
   Michigan Environs, Inc.            Michigan
United Waste Systems of
  Minneapolis, Inc.                        Minnesota
United Waste Systems of Minnesota, Inc.    Minnesota
   Junker Sanitation Services, Inc.   Minnesota
   Twin City Sanitation, Inc.         Minnesota
United Waste Systems of
  Mississippi, Inc.                        Mississippi
   Bosarge & Edmonds
       Contractors, Inc.                   Mississippi
United Waste Systems of the
   Eastern UP, Inc.                        Michigan
United Waste Systems of
  Trinity County, Inc.                California
United Waste Systems of West
  Virginia, Inc.                      Virginia
United Waste Systems of West
   Virginia, Inc.                     West Virginia
   Disposal Service, Inc.             West Virginia
United Waste Transfer, Inc.           Minnesota
UWS Transport, Inc.                        Delaware
Waste Control Systems, Inc.           Minnesota
West Michigan Disposal, Inc.               Michigan
Western Land Acquisition, Inc.        Rhode Island
Williams Landfill Inc.                Kentucky
Zenith/Kremer Waste Systems, Inc.          Minnesota
Zenith/Kremer Material Recovery, Inc. Minnesota
   Western U.P. Landfill, Inc.        Michigan
ANNEX III
                    Form of Lock-up Agreement
                                      Dated as of March 2, 1997



United Waste Systems, Inc.
Four Greenwich Office Park
Greenwich, CT 06830

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

        United Waste Systems, Inc. (the "Company") proposes to issue and sell (the "Offering") certain shares of the Company's common stock, par value $.001 per share (the "Shares").

        In connection with the Offering, the Company will enter into an underwriting agreement with Goldman, Sachs & Co. and possibly others (the "Underwriters"). The form, terms and conditions of this agreement, including the Underwriters' purchase price and the initial offering price, as well as the numbers and identities of the Underwriters, are to be determined by the Company and the Underwriters at a later date, and references herein to the "Underwriting Agreement" mean such document in the form in which it will eventually be executed and delivered by the parties thereto.

        The undersigned, to facilitate the marketing of the Shares and in consideration of the Company and the Underwriters entering into the Underwriting Agreement, hereby irrevocably confirms and agrees for the benefit of the Company and the Underwriters as follows:

        During the period beginning on and including the date hereof and continuing to and including the 90th day after the date of the Pricing Agreement relating to the Offering, the undersigned will not, directly or indirectly, publicly offer, sell, contract to sell, or otherwise publicly dispose of (which shall be deemed to include, without limitation, the entering into of any cash-settled derivative instrument) any Covered Securities (as defined below) without the prior written consent of Goldman, Sachs & Co. "Covered Securities" means any Shares, any securities of the Company which are substantially similar to the Shares and any securities convertible into or exchangeable or exercisable for Shares or any such substantially similar securities, which Shares are, on the date hereof, or become, at any time hereafter, registered in the name of, or beneficially owned or controlled by, the undersigned.

        The agreements set forth herein will terminate immediately on the 90th day after the date hereof, unless the Underwriting Agreement has been executed and delivered by the parties thereto and the closing for any purchases of Shares by the Underwriters pursuant thereto has occurred prior to such date. Neither the Company nor any Underwriter makes any representations as to whether the Offering will be completed.

                                 Very truly yours,



                                 __________________________
                                 Signature

                                 __________________________________
                                 Print Name
ANNEX IV
     Pursuant to Section 7(e) of the Underwriting Agreement, the independent public accountants shall furnish letters to the Underwriters to the effect that:
       (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder;
       (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Securities Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been [separately] furnished Representatives [and are attached hereto];
       (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as amended or supplemented as indicated in their reports thereon copies of which [have been separately furnished to the Representatives] [are attached hereto]; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vii)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations;
       (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus as amended or supplemented and included or incorporated by reference in Item
   6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts
   (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;
       (v) They have compared the information in the Prospectus as amended or supplemented under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of items 301, 302, 402 and 503(d), respectively, of Regulation
   S-K;
       (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:
       (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as amended or supplemented or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented, for them to be in conformity with generally accepted accounting principles;
       (B) any other unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;
       (C) the unaudited financial statements which were not included in the Prospectus as amended or supplemented but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;
       (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;
       (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and
       (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus as amended or supplemented to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or income from operations or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and
       (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus as amended or supplemented (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus as amended or supplemented specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.
     All references in this Annex IV to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Shares for purposes of the letter delivered at the Time of Delivery for such Designated Shares.
                                                          ANNEX V
March 6, 1997




Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Morgan Grenfell Inc.
As Representatives of the several Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004



Ladies and Gentlemen:

   We have acted as counsel to United Waste Systems, Inc., a Delaware corporation (the "Company"), in connection with the issue and sale to you of an aggregate of 3,000,000 shares of Common Stock, par value $.001 per share, of the Company (the "Shares"). This opinion is rendered pursuant to Section 7(c) of the Underwriting Agreement dated March 3, 1997 by and among the Company and you (the "Underwriting Agreement"). All capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

   As to various questions of fact material to our opinion, we have relied upon the representations made in the Underwriting Agreement, upon certificates of officers and upon certificates of public officials. With regard to the due incorporation of corporations other than the Company and the good standing of corporations (other than the Company), we have (subject to the next sentence) relied entirely upon certificates of public officials. With regard to the tax good standing of certain corporations (other than the Company), we have relied solely upon a certificate of an officer of such corporation to the effect that the corporation has filed the most recent annual report required by the law of such jurisdiction and that all franchise taxes required to be paid under such law have been paid. We have assumed that you have made payment in full for the Shares, as set forth in the Underwriting Agreement. We have also examined such corporate documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company.

   Based upon and subject to the foregoing, we render the following opinion:

        1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to conduct its business and to own or lease all the assets owned or leased by it, in each case as described in the Prospectus as amended or supplemented.

        2. Each of the subsidiaries of the Company identified on Schedule I hereto has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to conduct its business and to own or lease all the assets owned or leased by it, in each case as described in the Prospectus as amended or supplemented.

        3. Each of the Company and the subsidiaries of the Company identified on Schedule I hereto has been duly licensed or qualified to do business and is in good standing as a foreign corporation under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the nature of the activities conducted by it or the character of the assets owned by it make such licensing or qualification necessary, except where the failure to be so licensed or qualified does not have a material adverse effect on the condition (financial or otherwise) of the Company and its subsidiaries taken as a whole.

        4. The Company (or a subsidiary of the Company of which the Company is the sole record owner) is the sole record owner of the issued shares of capital stock of each of the subsidiaries of the Company identified on Schedule I hereto.

        5. To the best of our knowledge, the Company has no subsidiaries (as such term is defined in the rules and regulations under the Securities Act), other than inactive subsidiaries, except as set forth in Schedule I hereto.

        6. The authorized capital stock of the Company is as set forth in the Prospectus as amended or supplemented under the captions "Description of Preferred Stock", "Description of Common Stock", "Description of Warrants" and "Capitalization". The information in the Prospectus as amended or supplemented under the caption "Capitalization" with respect to the number of shares of the Company's capital stock outstanding, and reserved for issuance upon the exercise or conversion of the Company's 4 1/2% Convertible Subordinated Notes due 2001, is correct as of the dates indicated. The description of the Shares contained in the Prospectus as amended or supplemented conforms to the terms thereof contained in the Company's certificate of incorporation.

        7. All of the outstanding shares of capital stock (including the Shares being delivered on the date hereof) of the Company have been duly authorized and are validly issued, fully paid and nonassessable and are not subject to any preemptive right arising by statute or under the Company's certificate of incorporation or by-laws or, to the best of our knowledge, any similar right.

        8. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale by the Company of the Shares or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, except such as have been obtained under the Securities Act, the qualification of the Designated Shares for quotation on the Nasdaq National Market and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters.

        9. The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Preferred Stock", "Description of Common Stock" and "Description of Warrants", insofar as they purport to constitute a summary of the terms of the Preferred Stock, Shares or Warrants described therein, are accurate summaries in all material respects of such terms. The statements set forth in the Prospectus as amended or supplemented under the caption "Plan of Distribution" and "Underwriting", insofar as they purport to constitute a summary or description of the provisions of the Underwriting Agreement and lock-up letters and laws, rules or regulations referred to therein, are accurate summaries or descriptions in all material respects of such provisions or such laws, rules or regulations.

        10. The Company has full corporate power and authority to enter into the Underwriting Agreement, and the Underwriting
   Agreement has duly authorized, executed and delivered by the Company.

        11. The issue and sale of the Designated Shares being sold on the date hereof and the compliance by the Company with all of the provisions of the Underwriting Agreement and the consummation of the transactions therein contemplated do not and will not (A) violate the provisions of the certificate of incorporation or by-laws of the Company or any of its subsidiaries, (B) to the best of our knowledge, result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, (i) any statute, rule or regulation of the State of New York or the United States of America or included in the General Corporation Law of the State of Delaware (except that we express no opinion as to the securities or Blue Sky laws of any state), (ii) any material indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or
   (iii) any judgment, decree or order of any court or other governmental agency or body known to us and by which the Company or any of its subsidiaries or any of their respective properties is bound or (C) to the best of our knowledge, result in the creation of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries under any agreement, instrument, judgment, decree or order referred to in clause (B)(ii) or (iii) above.

        12. To the best of our knowledge, except as set forth in or contemplated by the Prospectus as amended or supplemented, there are no actions, suits or proceedings pending or threatened before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body to which the Company or any of its subsidiaries, or any of their respective officers as such is a party, or the subject of which is any of the property of any of the aforementioned entities which are required to be described in the Prospectus as amended or supplemented and that are not described as so required.

        13. To the best of our knowledge, neither the Company nor any of its subsidiaries identified on Schedule I hereto is in violation of its certificate of incorporation, by-laws or other charter documents.

        14. To the best of our knowledge, except as set forth in or contemplated by the Prospectus as amended or supplemented, neither the Company nor any of its subsidiaries identified on
   Schedule I hereto is (A) in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) in the performance or observance of any obligation, covenant agreement or condition contained in any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement known to us to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their properties may be bound, or (B) in violation of any judgment, decree or order of any court or other governmental agency or body known to us and by which the Company or any of its subsidiaries or any of their respective properties is bound, which default referred to in clause (A) or violation referred to in clause (B) is required to be described in the Prospectus as amended or supplemented and is not described as so required or would reasonably be expected to have a Material Adverse Effect or would affect the validity of the Shares.

        15. The Company is not, and upon the issuance and sale of the Shares will not be, and will not be, directly or indirectly, controlled by, an investment company that is or is required to be registered under the Investment Company Act.

        16. The reports filed by the Company pursuant to the Exchange Act, and incorporated by reference in the Registration Statement (other than the financial statements and related schedules therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;.

        17. The Designated Shares being sold on the date hereof have been duly authorized for quotation on the Nasdaq National
   Market.

   We have reviewed the Prospectus as amended or supplemented, participated in discussion with your representatives and those of the Company, its accountants and its other counsel. (We draw your attention to the fact that Proskauer Rose Goetz & Mendelsohn LLP has acted as special environmental counsel to the Company in connection with the preparation of the Prospectus as amended or supplemented.) Although we have not undertaken, except as otherwise indicated in this opinion, to investigate or verify independently, and, except for those portions of the Registration Statement referred to in the opinion in paragraphs (6) and (9), do not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Prospectus or any amendment thereof or supplement thereto, on the basis of the information that we gained in the course of the performance of such services and our representation of the Company, we confirm to you that nothing that came to our attention in the course of such review or representation has caused us to believe that:
   (i) the documents incorporated by reference in the Prospectus as amended or supplemented (except that we express no view as to (i) financial statements, schedules and other financial data or (ii) as to statistical data reviewed by Proskauer Rose Goetz & Mendelsohn LLP in its capacity as special environmental counsel), when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Securities Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Securities Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading or

   (ii) the Registration Statement and the Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the date and time of this opinion (except that we express no view as to (i) financial statements, schedules and other financial data or (ii) as to statistical data reviewed by Proskauer Rose Goetz & Mendelsohn LLP in its capacity as special environmental counsel), does not comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations thereunder; or that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date and time of this opinion (except that we express no view as to (i) financial statements, schedules and other financial data or (ii) as to statistical data reviewed by Proskauer Rose Goetz & Mendelsohn LLP in its capacity as special environmental counsel) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or the Prospectus as amended or supplemented with respect to the Designated Shares or any further amendment or supplement thereto made by the Company prior to the date and time of this opinion (except that we express no view as to (i) financial statements, schedules and other financial data or (ii) as to statistical data reviewed by Proskauer Rose Goetz & Mendelsohn LLP in its capacity as special environmental counsel) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date and time of this opinion, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date and time of this opinion (except that we express no view as to (i) financial statements, schedules and other financial data or (ii) as to statistical data reviewed by Proskauer Rose Goetz & Mendelsohn LLP in its capacity as special environmental counsel) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or that any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which has not been filed or incorporated by reference or described as required

   The opinions set forth herein are limited to the laws of the State of New York, the General Corporation Law of the State of
Delaware, and the federal laws of the United States.

   This opinion is rendered to you and is solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement. Except as contemplated by the Prospectus as amended or supplemented, this opinion may not be relied upon by you for any other purpose or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose without our prior written consent.

                                      Very truly yours,

                                      EHRENREICH & KRAUSE



                                      By:
                                           A Member of the Firm
                                                         ANNEX VI
                                      March 6, 1997


Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Deutsche Morgan Grenfell Inc.
As Representatives of the several Underwriters
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

   We have acted as special environmental counsel to United Waste Systems, Inc., a Delaware corporation (the "Company"), in connection with the issue and sale to you of an aggregate of 3,000,000 shares of the Company's Common Stock, par value $.001 per share (the "Shares"). This opinion is rendered pursuant to
Section 7(d) of the Underwriting Agreement dated March 3, 1997 by and among the Company and you (the "Underwriting Agreement"). All capitalized terms not otherwise defined herein are defined as set forth in the Underwriting Agreement.

   As to various questions of fact material to our opinion, we have relied upon the representations made in the Underwriting Agreement, upon certificates of officers and upon certificates of public officials. We have also examined such documents and records and other certificates, and have made such investigations of law, as we have deemed necessary in order to render the opinion hereinafter set forth. We have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents submitted to us as copies. We have also assumed that all documents examined by us have been duly and validly authorized, executed and delivered by each of the parties thereto other than the Company. We are aware that, in connection with the offering of the Shares, the Company has been represented generally by Ehrenreich & Krause.

   Based upon and subject to the foregoing, we render the following opinion:

        1. The statements in the Prospectus as amended or supplemented relating to the Designated Shares or any further amendment or supplement thereto made by the Company prior to the date and time of this Opinion (the "Prospectus") under the caption, "Risk Factors" and the statements under the captions "Item 1. Business Industry Background", "Business Operations", "Business Environmental Regulations" and "Business Factors that May Influence Future Results and Accuracy of Forward-Looking Statements Environmental and Land Use Matters", in the first paragraph under the caption "Item 3. Legal Proceedings" in the Form 10-K, incorporated by reference in the Registration Statement, in note 4 to the financial statements of the Company included in the Company's Form 10-Q for the quarter ended September 30, 1996, and in note 4 to the financial statements of the Company included in the Company's Form 10-Q for the quarter ended June 30, 1996, each as supplemented and modified in the Prospectus under the caption "Risk Factors", insofar as such statements purport to constitute a description of specific rules, laws and regulations relating to the generation, use, discharge, treatment, storage and disposal of pollutants, hazardous or toxic substances, land use and protection of health or the environment ("Environmental Requirements"), are accurate descriptions of the information contained therein.

        2. To the best of our knowledge, except as set forth in or contemplated by the Prospectus, there are no actions, suits or proceedings pending, or threatened, before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body relating to Environmental Requirements to which the Company or any of its subsidiaries or any of their respective officers as such is a party, or the subject of which is any of the property of any of the aforementioned entities which are required to be described in the Prospectus and that are not described as so required.

        3. To the best of our knowledge, except as set forth in or contemplated by the Prospectus, neither the Company nor any of its subsidiaries is in violation of any judgment, decree or order related to Environmental Requirements of any court or other governmental agency or body known to us and by which the Company or any of its subsidiaries or any of their respective properties is bound, which violation would have a Material Adverse Effect.

   We have participated in the preparation of the Prospectus
Supplement, dated March 3, 1997, solely in our capacity as special environmental counsel to the Company. In this capacity and connection, nothing has come to our attention which has caused us to believe:

   (i) that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date and time of this Opinion (except that we express no view as to financial statements, schedules and other financial and statistical data, other than statistical data reviewed by us in our capacity as special environmental counsel, contained in the Registration Statement or the documents incorporated therein) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or

   (ii) that either, as of its date and as of the date and time of this Opinion, the Prospectus or, as of the date and time of this Opinion, the Registration Statement (except that we express no view as to financial statements, schedules and other financial and statistical data, other than statistical data reviewed by us in our capacity as special environmental counsel, contained in the Prospectus, the Registration Statement or the documents incorporated therein) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   The opinions set forth herein are limited to the laws of the State of New York and the federal laws of the United States. No opinion is expressed herein as to the laws of any jurisdiction outside the United States.

   This opinion is rendered to you and is solely for your benefit in connection with the transactions contemplated by the Underwriting Agreement. This opinion may not be relied upon by you for any other purpose or furnished to, quoted or relied upon by any other person, firm or corporation for any purpose without our prior written consent, except that it may be referred to in the Prospectus and in closing documents prepared in connection with the transactions contemplated by the Underwriting Agreement.

                                      Very truly yours,

                                      PROSKAUER ROSE GOETZ &
                                      MENDELSOHN LLP


                                 By: _________________________
                                 A Member of the Firm